Class A: TAGGX    Institutional: TIGGX

Before you invest, you may want to review the Goldman Sachs Tax-Advantaged Global Equity Portfolio’s (the “Portfolio”) Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.gsamfunds.com/ summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Portfolio’s Prospectus and SAI, both dated December 27, 2013, as amended to date, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Portfolio seeks long-term growth of capital.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 84 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page
B-130 of the Portfolio’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)	None	None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Institutional
Management Fees	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.24%	0.09%
Acquired (Underlying) Fund Fees and Expenses	0.82%	0.82%
Total Annual Portfolio Operating Expenses[1]	1.46%	1.06%
Expense Limitation[2]	(0.04)%	(0.04)%
Total Annual Portfolio Operating Expenses After Expense Limitation[1]	1.42%	1.02%

[1]

The Total Annual Portfolio Operating Expenses do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Portfolio and do not include Acquired (Underlying) Fund Fees and Expenses.

[2]

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.014% of the Portfolio’s average daily net assets through at least December 29, 2014, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The Portfolio’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Portfolio.

2        SUMMARY PROSPECTUS — GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A Shares and Institutional Shares of the Portfolio for the time periods indicated and then redeem all of your Class A Shares and Institutional Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates the expense limitation arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	687	$984	$1,302	$2,201
Institutional Shares	$104	$334	$583	$1,295

PORTFOLIO TURNOVER

The Portfolio does not pay transaction costs when it buys and sells shares of the Underlying Funds (as defined below). However, the Portfolio and the Underlying Funds pay transaction costs when they buy and sell other securities or instruments (i.e., “turn over” their portfolios). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Portfolio or Underlying Fund and its shareholders, including the Portfolio, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual Portfolio operating expenses or in the expense example above, but are reflected in the Portfolio’s performance. The Portfolio’s portfolio turnover rate for the fiscal year ending August 31, 2013 was 36% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Portfolio seeks to achieve its investment objective by investing in securities or instruments and a combination of underlying funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management, L.P. (“GSAM”) or an affiliate now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of the Underlying Funds invest primarily in fixed income or money market instruments (the “Underlying Fixed Income Funds”) and other Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”).

Under normal conditions, at least 80% of the Portfolio’s total assets measured at time of purchase (“Total Assets”) will be allocated among Underlying Funds. While it is expected that the Portfolio will invest primarily in the Underlying Funds, the Portfolio may also invest directly in other securities and instruments, including unaffiliated exchange traded funds (“ETFs”). The Portfolio is intended for investors who wish to minimize short-term gains and defer long-term gains. Additionally, under normal circumstances, the Portfolio intends to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in Underlying Equity Funds and equity securities with a blend of domestic large cap, small cap and international exposure to seek capital appreciation. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the Goldman Sachs Structured Tax-Managed Equity and Goldman Sachs Structured International Tax-Managed Equity Funds (the “Underlying Tax- Managed Funds”).

In addition, under normal circumstances, the Portfolio will have a small strategic allocation in U.S. investment grade bonds. This strategic allocation will normally be approximately 10% of the Portfolio’s Total Assets and may consist of an investment in the Goldman Sachs Core Fixed Income Fund or investments in other fixed income securities. This allocation in the Portfolio serves two purposes. First, it provides some ordinary income which can be netted against Portfolio expenses and may increase the net distributions of qualifying dividends (i.e., those dividends subject to the federal long-term capital gain tax rate). Second, it will provide the Investment Adviser with an allocation in which to implement its tactical views.

The Investment Adviser may occasionally develop views regarding short-term expected returns, and may seek to temporarily change the allocations in the Portfolio in an attempt to improve short-term return. The Investment Adviser may implement such tactical views by selling and buying among the various Underlying Funds or by purchasing securities or other instruments, including ETFs. As part of a tactical allocation, the Portfolio, as of the date of this Prospectus, invests in the Goldman Sachs High Yield Fund and the Goldman Sachs High Yield Floating Rate Fund. The Portfolio may discontinue this allocation in the future at the discretion of the Investment Adviser and without shareholder approval or notice.

Under normal conditions, the Portfolio may have up to 20% of its Total Assets invested directly in securities and other instruments, including derivative instruments (such as swaps, forward currency contracts and futures contracts). These securities and other instruments may be denominated in currencies other than the U.S. dollar. Because the Investment Adviser may have both positive and negative views on stocks, the Portfolio may also establish short positions.

In managing the Portfolio, the Investment Adviser balances investment considerations and tax considerations. The Portfolio seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax), and may use different strategies in seeking tax-efficiency. These strategies include:

■	Investing in Underlying Tax-Managed Funds

■	Offsetting long-term and short-term capital gains with long-term and short-term capital losses and creating loss carry-forward positions

■	Limiting portfolio turnover that may result in taxable gains

3        SUMMARY PROSPECTUS — GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

PRINCIPAL RISKS OF THE PORTFOLIO

Loss of money is a risk of investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Portfolio should not be relied upon as a complete investment program. There can be no assurance that the Portfolio will achieve its investment objective. Investments in the Portfolio involve substantial risks which prospective investors should consider carefully before investing.

Affiliated Persons. The Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser and/or its affiliates are compensated by the Portfolios and by the Underlying Funds for advisory and/ or principal underwriting services provided. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by Underlying Funds differ and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The portfolio managers may also be subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds because the Portfolio’s portfolio management team may also manage some of the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds for which GSAM or its affiliates now or in the future serve as investment adviser or principal underwriter.

Derivatives Risk. Loss may result from the Portfolio’s investments in options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolio. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Expenses. By investing in the Underlying Funds indirectly through the Portfolio, the investor will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.

Investing in the Underlying Funds. The investments of the Portfolio are concentrated in the Underlying Funds, and the Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The ability of the Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser.

Investments of the Underlying Funds. Because the Portfolio invests in the Underlying Funds, the Portfolio’s shareholders will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets the Portfolio allocates to those Underlying Funds. See the Principal Risks of the Underlying Funds below.

Short Positions Risk. The Portfolio may use derivatives, including futures and swaps, to implement short positions. Taking short positions involves leverage of the Portfolio’s assets and presents various risks. If the value of the instrument or market in which the Portfolio has taken a short position increases, then the Portfolio will incur a loss equal to the increase in value from the time that the short position was entered into plus any premiums and interest paid to a counterparty. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the counterparty to a short transaction may fail to honor its contract terms, causing a loss to the Portfolio.

Tax-Managed Investment Risk. Because the Investment Adviser balances investment considerations and tax considerations, the pre-tax performance of the Portfolio may be lower than the performance of similar funds that are not tax-managed. Even though tax managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Portfolio to shareholders.

Temporary Investments. Although the Portfolio normally seeks to invest approximately 80% of its Total Assets in the Underlying Funds, the Portfolio may invest a portion of its assets in high-quality, short-term debt obligations to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. For temporary defensive purposes during abnormal market or economic conditions, the Portfolio may invest without limitation in short-term obligations. When the Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

PRINCIPAL RISKS OF THE UNDERLYING FUNDS

Conflict of Interest Risk. Affiliates of the Investment Adviser may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of the Investment Adviser’s affiliates in the loan obligations market may restrict the Underlying High Yield Floating Rate Fund’s ability to acquire some loan obligations or affect the timing or price of such acquisitions. Also, because the Investment Adviser may wish to invest in the publicly traded securities of a borrower, it may not have access to material non public information regarding the borrower to which other lenders have access.

4        SUMMARY PROSPECTUS — GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Credit/Default Risk. An issuer or guarantor of fixed income securities held by an Underlying Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair an Underlying Fund’s liquidity and cause significant net asset value (“NAV”) deterioration. To the extent that an Underlying Fund invests in non-investment grade fixed income securities, these risks will be more pronounced.

Derivatives Risk. Loss may result from an Underlying Fund’s investments in options, futures, forwards, swaps, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to an Underlying Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Energy Sector Risk. The Goldman Sachs MLP Energy Infrastructure Fund (the “Underlying MLP Fund”) concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which an Underlying Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Underlying Fund also invests in issuers located in emerging markets, these risks may be more pronounced.

Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by an Underlying Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investment Style Risk. Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. An Underlying Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Loan Obligations Risk. Loan obligations are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan obligation defaults. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan obligations are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. This will also have an adverse impact on the Underlying High Yield Floating Rate Fund’s ability to dispose of particular loan obligations or loan participations when necessary to meet the Underlying High Yield Floating Rate Fund’s liquidity needs or when necessary in response to a specific economic event, such as a decline in the credit quality of the borrower.

Loan Participation Risk. The Underlying High Yield Floating Rate Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and interest. Where the Underlying High Yield Floating Rate Fund lacks direct recourse, the Underlying High Yield Floating Rate Fund will look to an agent for the lenders to enforce appropriate credit remedies against the borrower. The Underlying High Yield Floating Rate Fund may be subject to greater delays, expenses and risks than would have been involved if the Underlying High Yield Floating Rate Fund had purchased a direct obligation of the borrower. Under the terms of certain loan participations, the Underlying High Yield Floating Rate Fund may be regarded as a creditor of the agent lender rather than of the underlying borrower, and therefore may be subject to the risk that the agent lender may become insolvent.

Liquidity Risk. An Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that an Underlying Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, an Underlying Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

5        SUMMARY PROSPECTUS — GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for certain of the Underlying Funds using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for an Underlying Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Market Risk. The market value of the instruments in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Master Limited Partnership Risk. Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

MLP Tax Risk. Tax risks associated with investments in the Underlying MLP Fund include but are not limited to the following:

MLP Tax Risk Generally. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Underlying MLP Fund’s investment in the MLP and lower income to the Underlying MLP Fund.

To the extent a distribution received by the Underlying MLP Fund from an MLP is treated as a return of capital, the Underlying MLP Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Underlying MLP Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Underlying MLP Fund Structure Risk. The Portfolio will gain exposure to MLPs through an investment in the Underlying MLP Fund. Unlike traditional mutual funds, the Underlying MLP Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means that the Underlying MLP Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

Underlying MLP Fund Tax Estimation/NAV Risk. In calculating the Underlying MLP Fund’s daily NAV, the Underlying MLP Fund will, among other things, accrue for its current taxes and deferred tax liability and/or asset balances. The Underlying MLP Fund will accrue a deferred income tax liability balance, at the then effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Underlying MLP Fund on interests of MLPs considered to be a return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Underlying MLP Fund’s NAV. The Underlying MLP Fund may also accrue a deferred tax asset balance, which reflects an estimate of the Underlying MLP Fund’s future tax benefit associated with net operating losses and unrealized losses. Any deferred tax asset balance will increase the Underlying MLP Fund’s NAV. The Underlying MLP Fund will rely to some extent on information provided by MLPs, which may not be provided to the Underlying MLP Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Underlying MLP Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Underlying MLP Fund’s NAV could vary dramatically from the Underlying MLP Fund’s actual tax liability or benefit, and, as a result, the determination of the Underlying MLP Fund’s actual tax liability or benefit may have a material impact on the Underlying MLP Fund’s NAV. From time to time, the Underlying MLP Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Underlying MLP Fund’s NAV. Shareholders who redeem their shares at a NAV that is based on estimates of the Underlying MLP Fund’s current taxes and deferred tax liability and/or asset balances may benefit at the expense of remaining shareholders (or remaining shareholders may benefit at the expense of redeeming shareholders) if the estimates are later revised or ultimately differ from the Underlying MLP Fund’s actual tax liability and/ or asset balances.

Mid-Cap and Small-Cap Risk. Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

6        SUMMARY PROSPECTUS — GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing an Underlying Fund to reinvest proceeds at lower prevailing interest rates). Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

Non-Diversification Risk. Certain of the Underlying Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, an Underlying Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Non-Hedging Foreign Currency Trading Risk. Certain Underlying Funds may engage in forward foreign currency transactions for speculative purposes. An Underlying Fund’s investment adviser may purchase or sell foreign currencies through the use of forward contracts based on the investment adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Underlying Fund’s investment adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the investment adviser’s expectations may produce significant losses to the Underlying Fund. Some of these transactions may also be subject to interest rate risk.

Non-Investment Grade Fixed Income Securities Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Option Writing Risk. Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash (premium) at the time of selling the call option. When an Underlying Fund writes stock index (or related ETF) call options, it receives cash but limits its opportunity to profit from an increase in the market value of the index beyond the exercise price (plus the premium received) of the option. In a rising market, such Underlying Funds could significantly underperform the market, and these Underlying Funds’ option strategies may not fully protect them against declines in the value of the market. Cash received from premiums will enhance return in declining markets, but each Underlying Fund will continue to bear the risk of a decline in the value of the securities held in its portfolio and in a period of a sharply falling equity market, these Underlying Funds will likely also experience sharp declines in their net asset value.

Portfolio Turnover Rate Risk. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by an Underlying Fund and its shareholders (including the Portfolios), and is also likely to result in short-term capital gains taxable to shareholders of the Underlying Fund.

Second Lien Loans Risk. Second Lien Loans generally are subject to similar risks as Senior Loans. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.

Senior Loan Risk. Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Senior Loans are usually rated below investment grade, and are subject to similar risks, such as credit risk, as below investment grade securities. However, Senior Loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities, and the Investment Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the Underlying High Yield Floating Rate Fund to realize full value in the event of the need to sell a Senior Loan may be impaired by the lack of an active trading market for certain senior loans or adverse market conditions limiting liquidity. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide/ask spreads and extended trade settlement periods. Although Senior Loans in which the Underlying High Yield Floating Rate Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the

7        SUMMARY PROSPECTUS — GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of a borrower, the Underlying High Yield Floating Rate Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Senior Loan. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Uncollateralized Senior Loans involve a greater risk of loss. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Underlying High Yield Floating Rate Fund, such as invalidation of Senior Loans.

Sovereign Risk. An issuer of sovereign debt, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of foreign debt or foreign currency exchange rates.

Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Strategy Risk. The Underlying MLP Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a regular corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for mutual funds. This strategy involves complicated and in some cases unsettled accounting, tax and valuation issues that may result in unexpected and potentially significant consequences for Underlying MLP Fund and its shareholders.

Tax-Managed Investment Risk. Because the investment advisers of certain Underlying Funds balance investment considerations and tax considerations, the pre-tax performance of those Underlying Funds may be lower than the performance of similar funds that are not tax-managed. Even though tax-managed strategies are being used, they may not reduce the amount of taxable income and capital gains distributed by the Underlying Funds to shareholders. A high percentage of an Underlying Fund’s NAV may consist of unrealized capital gains, which represent a potential future tax liability to shareholders.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by an Underlying Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

Further Information on Investment Objectives, Strategies and Risks of the Underlying Funds. A concise description of the investment objectives, practices and risks of each of the Underlying Funds that are currently expected to be used for investment by the Portfolio as of the date of the Prospectus is provided beginning on page 40 of the Prospectus.

PERFORMANCE

The bar chart and table on the following page provide an indication of the risks of investing in the Portfolio by showing how the average annual total returns of the Portfolio’s Class A Shares and Institutional Shares compare to those of certain broad-based securities market indices and to the Tax-Advantaged Global Composite Index (“TAG Composite Index”), a composite representation prepared by the Investment Adviser of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. Effective May 1, 2013, the components of the TAG Composite Index changed from the Russell 3000 Index (60%), Morgan Stanley Capital International All Country World Index (“MSCI ACWI”), ex North America (30%) and the Barclays U.S. Aggregate Bond Index (10%) to the Morgan Stanley Capital International All Country World Index Investable Market Index (“MSCI ACWI IMI”) (90%) and the Barclays U.S. Aggregate Bond Index (10%), and corresponding changes were made to the Portfolio’s broad-based securities market indices. The Investment Adviser believes that these changes better reflect the strategic and tactical underlying allocations of the Portfolio and therefore provide more appropriate benchmarks against which to measure the Portfolio’s performance. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

8        SUMMARY PROSPECTUS — GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects fee waivers and/or expense limitations in effect during the periods shown.

AVERAGE ANNUAL TOTAL RETURNS

For the period ended December 31, 2012	1 Year	Since Inception
Class A Shares (Inception 4/30/08)
Returns Before Taxes	10.90%	0.85%
Returns After Taxes on Distributions	10.47%	0.53%
Returns After Taxes on Distributions and Sale of Portfolio Shares	7.42%	0.63%
Institutional Shares (Inception 4/30/08)
Returns Before Taxes	17.83%	2.50%
TAG Composite Index	15.17%	1.05%
MSCI ACWI, ex North America (reflects no deduction for fees, expenses or taxes)	17.49%	-2.44%
MSCI ACWI IMI – (Net, USD, Unhedged; reflects no deduction for fees or expenses)	17.84%	-2.08%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	4.20%	5.93%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	16.37%	3.31%
TAG Composite Index (Prior to May 1, 2013)	15.70%	2.23%

The after-tax returns are for Class A Shares only. The after-tax returns for Institutional Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

PORTFOLIO MANAGEMENT

GSAM, is the investment adviser for the Portfolio (the “Investment Adviser” or GSAM).

Portfolio Managers: Gary Chropuvka, CFA, Managing Director, Head of Quantitative Investment Strategies–Customized Beta Strategies, has managed the Portfolio since 2013; and Monali Vora, CFA, Managing Director, has managed the Portfolio since 2009.

BUYING AND SELLING FUND SHARES

The minimum initial investment for Class A Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of GSAM and its affiliates. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional shareholders.

You may purchase and redeem (sell) shares of the Portfolio on any business day through certain brokers, investment advisers and other financial institutions (“Authorized Institutions”).

TAX INFORMATION

The Portfolio’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Portfolio through an Authorized Institution, the Portfolio and/or its related companies may pay the Authorized Institution for the sale of the Portfolio shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend a Portfolio over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

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